INVESTOR PRESENTATION – Q1 2018 EARNINGS MAY 2018 NYSE: HCLP hicrush.com

Forward Looking Statements and Non-GAAP Measures Forward Looking Statements Some of the information included herein may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements give our current expectations and may contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “should,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “hope,” “plan,” “estimate,” “anticipate,” “could,” “believe,” “project,” “budget,” “potential,” “likely,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no expected results of operations or financial condition or other forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hi-Crush Partners LP’s (“Hi-Crush”) reports filed with the Securities and Exchange Commission (“SEC”), including those described under Item 1A, “Risk Factors” of Hi-Crush’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and any subsequently filed 10-Q. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any litigation, claims or assessments, including unasserted claims; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and difficulty collecting receivables. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Hi-Crush’s forward-looking statements speak only as of the date made and Hi-Crush undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. Use of Non-GAAP Information This presentation may include non-GAAP financial measures. Such non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. For additional disclosure regarding such non-GAAP measures, including reconciliations to their most directly comparable GAAP measure, please refer to Hi-Crush’s most recent earnings release at www.hicrush.com. 2

Business Update Investor Presentation | September, 2013 3

4 A Stable and Diverse Platform for Growth We provide our customers with the high-quality, cost-effective proppant and logistics services they require, when and where needed • 13.4mm TPY annual production capacity • High-quality Northern White and in-basin Permian reserves • Diverse grade mix • Industry-leading production cost profile • Largest owned and operated terminal network in the U.S. • Cost-effective service to all major U.S. oil/gas basins • Unit train origins and destinations; efficient and proactive railcar management • Partnering with a national trucking company for logistics to provide trucking efficiencies • Most vertically-integrated supplier of proppant and logistics services • PropStreamTM, our proprietary last mile logistics solution, delivers sand from the mine to the wellsite • Industry’s highest quality customer service MOVE. MINE. MANAGE.

Continuing to Ramp with Increasing Demand 5 898 1,024 1,181 1,482 1,195 1,190 1,409 1,209 963 849 1,083 1,359 1,385 2,113 2,456 2,985 2,618 0 500 1,000 1,500 2,000 2,500 3,000 3,500 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18E 000s tons Quarterly Volumes Sold Quarterly Nameplate Capacity Q2 2018 volumes expected to total 2.9 - 3.1mm tons as rail service improves throughout the quarter Q1 2018 volumes of 2.6mm tons represents 12% sequential decline attributable to weather and rail challenges HCLP Quarterly Volumes Sold Organic investment and execution to meet significant demand

Network Ownership Provides Logistics Advantage



Wisconsin
Augusta
Blair
Whitehall
Wyeville
Bakken
DJ Basin
Kermit facility
Permian
SCOOP / STACK
Haynesville
Eagle Ford
Marcellus / Utica
Northern White Sand Facility
In-Basin Sand Facility
Existing Terminal (HCLP owned)
Existing Terminal (Third party)

Logistics Network

- Owned and operated logistics network provides flexibility to address changing demand dynamics, allows for increased profitability from third-party sand transactions, and proactively mitigates impacts of potential bottlenecks
- Priority at owned and operated terminals ensures quality customer service and efficiency via fast turn times
- Unit train capabilities at majority of 100+ origination / destination pairings

Q1 2018 Summary

- 86% of total volumes sold in-basin
- Managed logistics to the wellsite for 21% of total volumes sold via PropStream crews

Note: Map does not reflect all third party terminals utilized by Hi-Crush to deliver sand to customers

HI CRUSH PARTNERS LP
Performance Under Pressure
6

Logistical Flexibility Mitigates Rail Challenges 7 Q1 2018 Challenge Hi-Crush Response / Mitigant Class-1 rail congestion limited ability to ship overall volumes; reduced transportation efficiencies; CN more impacted and slower to recover • Origin / destination flexibility improved ability to deliver; directed volumes to most efficient terminals • Wisconsin facilities located on multiple class-1 rails; temporarily trucked to less-impacted facilities Rail-serviced facilities experienced significant takeaway headwinds despite strong demand • Full utilization from in-basin Kermit facility provided source of supply independent of rail delivery • Increased volume of third-party sand serviced by Hi-Crush terminal network Rail disruptions resulted in widespread supply bottlenecks across all basins • Leveraged railcar and silo storage at owned and operated terminals; maintained buffer volumes to meet demand • Flexibility of sand supply points in-basin provided optionality and lessened some customer impacts

Q1 2018 Operational Highlights

Q1 2018 Statistics	
33% Volumes sold direct to operators; 25% of volumes sold direct in Q4 2017	**86%** Volumes sold in-basin in Q1 2018; 76% of volumes sold in-basin in Q4 2017
21% Volumes sold through PropStream in Q1 2018; 15% sold through PropStream in Q4 2017	**48%** Northern White volumes sold via Top 4 terminals; 38% of volumes sold via same terminals in Q4 2017
12 PropStream crews at the end of Q1 2018; 13 PropStream crews in April	**~250,000** Total tons of storage, including 140k tons of silo and 109k tons of rail storage

Quarterly Highlights

Success in Direct Sales to E&Ps

- Due to contracts at our in-basin Kermit facility, and increased adoption of our PropStream last mile service, volumes sold direct to operators increased for the third consecutive quarter

Kermit Facility Capacity

- Our in-basin Kermit facility ended Q1 2018 running above nameplate capacity, after final utility connection in Q4 2017

Delivery Point Optionality a Key

- Our ability to direct shipments through the most efficient of our owned and operated terminals demonstrated a key capability to enable cost savings

Increased Handling of 3rd Party Sand

- Volumes sourced from third-party sand producers accounted for increasing volumes of sand through our system

HI CRUSH PARTNERS LP
Performance Under Pressure
8

Strategy & Outlook

Changing Industry Dynamics • Hi-Crush is committed to meeting the needs of operators as they increasingly look to direct source frac sand • We increased volumes sold to operator customers to 33% in Q1 2018 from 25% in the prior quarter • Optionality in point of delivery and point of sale is increasingly crucial as demand increases • Hi-Crush controls a network of 12 owned and operated terminals in the highest demand basins, including Permian and Marcellus / Utica • Volumes sold through PropStream increased to 21% in Q1 2018 from 15% in the prior quarter • Hi-Crush expects continued growth in crew deployment through 2018 forecasting 20+ crews by year-end Positioned for Continued Success 10 Last Mile Needs Direct Sourcing Control of Logistics MINE. MOVE. MANAGE.

Northern White Sand Resilient in Dynamic Demand Environment 11 1) Company estimates. Note: Charts not drawn to scale; for illustrative purposes only 0% 50% 100% 0% 50% 100% Future Supply Sources Mesh Split (Demand) 15% 5% 10% 0% 25% 50% Other Rockies Bakken Marcellus / Utica PermianPermian Marcellus/Utica Bakken Rockies Other Demand (Future) 0% 50% 100% 0% 50% 100% Total U.S.1 ~[VA LUE] 0 40 80 120 Permian Strong base of Northern White (“NW”) demand in Permian due to mesh preferences Majority of 2018 demand from regions only economically supplied by NW A B A B 20/40 30/50 40/70 100m Northern White Other Regional MM TPY % of Total Demand 45-50% 20-25%

Supply Struggling to Meet Pace of Robust Demand Increases 12 • We reiterate our belief that ~25-30mm tons of in-basin Permian sand will be available to the market in 2018 • Currently, seven plants, in addition to Hi-Crush’s Kermit facility, have opened in the Permian • Significant delays in capacity additions persist due to: • Construction delays • Access to financing • Logistics constraints • Labor market tightness • Lack of experience / proficiency Source: Company filings, internal estimates, Rystad Energy 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 0 5 10 15 20 25 30 35 M M T o n s Quarterly US Frac Sand Demand Quarterly Permian Frac Sand Demand Quarterly Delivered Volumes of Permian 100 Mesh Demand to be largely satisfied by Northern White

Permian Sand Complements Northern White Demand 13 Permian Effective Supply Permian (100 Mesh) Northern White (All Mesh) Regional Brown 2018E Significant amount of Northern White supply with delivered cost advantage still needed to meet demand • Permian supply will likely erode regional sand market share first, and to a greater degree over time, due to regional sand’s higher cost and lower quality relative to Permian sand Note: Charts not drawn to scale; for illustrative purposes only 2017 Permian Regional Brown Northern White

14 2018 Forecasts & Guidance Metric Guidance Value Period Quarterly sales volumes 2.9 - 3.1 million tons Q2 2018 % of capacity contracted ~90% Kermit, ~80% Northern White mines 2018 PropStream crews 20+ crews 2018 exit Total capital expenditures $35 - $45 million FY 2018 Maintenance capex $1.85 per ton produced and delivered 2018 G&A expenses $11 million per quarter 2018 Quarterly distribution growth ~10% per quarter for foreseeable future1 -- Additional unit repurchases Up to $70.6 million2 -- 1) Subject to periodic review and market conditions 2) $29.4mm (2,783,253 units) repurchased during Q4 2017 and Q1 2018 combined

Hi-Crush & Industry Fundamentals 15

0 5 10 15 20 25 30 35 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 m m t o n s 16 Hi-Crush Fundamentals Drive Long-Term Value • Supportive and strengthening industry fundamentals • Integrated logistics platform and diverse distribution network • Leading supplier of Northern White and Permian Basin frac sand • Strong, long-term customer relationships • Ample liquidity and significant capital flexibility US Quarterly Frac Sand Demand Source: Internal estimates; Rystad Energy

Valuations vs. Major Macro Factors 17 4.3x 7.7x 8.6x 5.7x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 HCLP EV/EBITDA HCLP EV/EBITDA (Avg.) +38% Natural gas prices +73% WTI crude oil prices +129% U.S. land rig count +140% Frac sand demand Frac sand peers Small cap MLPs Oilfield services Current multiple Enterprise Value to EBITDA April 2016 to Current Macro Factors April 2016 vs. April 2018 US Shale Completions HCLP Total Yield2 >10%; Peer Total Yield2 <5% Source: FactSet. Reflects calendarized EV/EBITDA for unreported year. Current as of April 30, 2018. Frac sand peers include SLCA, FMSA, SND, EMES, SOI. Small cap MLPs represent constituents for Alerian Small Cap Index (AMSI). Oilfield service group includes CJ, FRAC, HAL, LBRT, PTEN, PUMP, RES, SLB, SPN, WFT; Rystad Energy Notes: 1) Due to lag in reporting, US Shale Completions data is through November 2017; 2)Yield = distribution yield + buyback yield as of April 30, 2018

Financial Results

Attractive Cash Flow Generation; Balanced Capital Return 19 Hi-Crush is committed to returning value to unitholders • Hi-Crush expects to increase its distribution by 10% per quarter for the foreseeable future1 • Completed $20mm of repurchases in Q4 2017 and $9.4mm in Q1 2018 (2.7mm common units) • Board of Directors authorized repurchase program of up to $100mm of unit repurchases in October 2017 0 10 20 30 40 50 60 70 80 4Q17 1Q18 2Q18E $ m m Distribution Debt Service Capex Earnout Buyback Note: “Earnout” category refers to payments made from cash in Q1 2018 related to the Blair and Whitehall acquisitions with respect to the achievement of performance thresholds in 2017 1) Subject to periodic review and market conditions

Key Financial Metrics

$ in 000s, except per ton	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Revenues	$ 83,364	$ 135,220	$ 167,583	$ 216,456	$ 218,113
Adjusted EBITDA[1]	$ 1,911	$ 26,544	$ 41,706	$ 59,025	$ 64,464
Average selling price ($/ton)	$ 60	$ 64	$ 68	$ 71	$ 73
Sales volumes (tons)	1,384,887	2,112,516	2,456,195	2,985,115	2,617,627
Contribution margin ($/ton)[2]	$ 8.15	$ 16.73	$ 19.39	$ 23.46	$ 29.08

- Sequential volume decrease of 12% driven by persistent rail issues affecting delivery of Northern White sand
- Revenues higher by 1% sequentially, driven by customer mix, point of sale variances and pricing increases
- Contribution margin improved to $29.08 per ton driven by higher pricing, and increased in-basin sales made through our owned and operated terminal network and PropStream
- Adjusted EBITDA increased 9% sequentially, driven by higher pricing and margins

1) Adjusted EBITDA is defined as net income (loss) plus depreciation, depletion and amortization and interest expense, net of interest income adjusted for earnings (loss) from equity method investments, loss on extinguishment of debt and any non-cash impairments of long-lived assets

2) Contribution margin is defined as total revenues less costs of goods sold excluding depreciation, depletion and amortization. Contribution margin excludes other operating expenses and income, including costs not directly associated with the operations of our business such as accounting, human resources, information technology, legal, sales and other administrative activities

HI CRUSH PARTNERS LP
Performance Under Pressure
20

Strong Liquidity and Financial Flexibility 21 1) Senior secured term loan: $200mm original face value at L+3.75% subject to a 0.25% rate increase during any period the Partnership does not have a public corporate family rating of B2 or higher from Moody’s; rated B3 and B- by Moody’s and Standard & Poor’s, respectively; includes accordion feature to increase capacity to $300mm. Presented net of discounts and issuance costs. 2) Revolving credit agreement at March 31, 2018: $103.8mm available at L+2.75% ($125mm capacity less $21.2mm of LCs). Revolver facility capacity increased to $125mm in December 2017. $ in 000s December 31, 2017 March 31, 2018 Cash $ 5,662 $ 10,113 Revolver $ - $ - Term loan1 194,365 194,045 Other notes payable 3,054 2,097 Total debt $ 197,419 $ 196,142 Net debt $ 191,757 $ 186,029 Revolver availability2 $ 104,334 $ 103,847

Q1 2018 Summary – Statements of Operations 22 Unaudited Quarterly Consolidated Statements of Operations (Amounts in thousands, except per unit amounts)

23 Q1 2018 Summary – EBITDA, Adjusted EBITDA, DCF Unaudited EBITDA, Adjusted EBITDA and Distributable Cash Flow (Amounts in thousands) 1) Maintenance and replacement capital expenditures, including accrual for reserve replacement, were determined based on an estimated reserve replacement cost of $1.35 per ton produced and delivered through September 30, 2017. Effective October 1, 2017, we increased the estimated reserve replacement cost to $1.85 per ton produced and delivered, due to the addition of our Kermit facility. Such expenditures include those associated with the replacement of equipment and sand reserves, to the extent that such expenditures are made to maintain our long-term operating capacity. The amount presented does not represent an actual reserve account or requirement to spend the capital. 2) The Partnership's historical financial information has been recast to consolidate Hi-Crush Whitehall LLC, 2.0% equity interest in Hi-Crush Augusta LLC and PDQ Properties LLC for the periods leading up to their contribution into the Partnership. For purposes of calculating distributable cash flow attributable to Hi-Crush Partners LP, the Partnership excludes the incremental amount of recast distributable cash flow earned during the periods prior to the contributions.

Appendix Investor Presentation | September, 2013 24

Hi-Crush’s Production Portfolio 25 Wyeville Blair Augusta Whitehall Kermit Capacity 1.85mm TPY 2.86mm TPY 2.86mm TPY 2.86mm TPY 3.00mm TPY Type Northern White Northern White Northern White Northern White Permian Pearl Reserve Life1 40 years 40 years 13 years 27 years 35 years Takeaway Union Pacific Canadian National Union Pacific Canadian National Direct to Truck Location Wisconsin Wisconsin Wisconsin Wisconsin West Texas Site 1) Reserve life estimates based on reserve reports prepared by JT Boyd, as of December 31, 2017

26 Extended Maturity Profile and Enhanced Flexibility Revolver Refinancing Term Loan Refinancing • In December 2017, entered into new 7-year $200mm Term Loan Credit Facility • Extends maturity by 3+ years to December 2024 • Bears interest at (a) base rate + 2.75%, or (b) Eurodollar + 3.75%, subject to a 1.00% LIBOR floor1 • Term Loan rated B3 by Moody’s and B- by S&P • No limitation on unit repurchases or cash distributions • In December 2017, entered into new 5-year $125mm Revolving Credit Agreement • Upsized from previous capacity of $75mm • Extends maturity by 3+ years to December 2022 • No outstanding borrowings on revolver as of March 31, 2018 • No limitation on unit repurchases or cash distributions • Maximum leverage ratio of 3.25x2 1) Subject to a 0.25% rate increase during any period the Partnership does not have a public corporate family rating of B2 or higher from Moody’s. 2) Financial covenants also include minimum asset coverage ratio of 1.5x and minimum interest coverage ratio of 2.5x. 75 200 125 200 0 50 100 150 200 250 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 $m m Old Revolver New Revolver Old Term Loan New Term Loan

Efficient Railcar Management 27 Railcar Fleet1 FY 2016 FY 2017 Q1 2018 Leased or Owned 4,200 4,253 4,238 Customer or System 1,358 2,404 2,422 Total 5,558 6,657 6,660 In Storage 605 None None Lease Costs (for the period ending) $28.9mm $27.4mm $6.9mm Unit trains delivered 138 436 98 % of railcars shipped via unit trains 39% 63% 64% • All railcars remobilized from storage in early 2017 to meet increasing demand • 64% of railcars shipped via unit train in Q1 2018 vs. 63% in FY 2017 • Effective management reduces costs and enhances customer service Railcar Management Update Efficiently managing our railcar fleet; well-positioned to service increasing activity 1) As of end of period

Investor Contacts 28 Investor Relations Contacts Caldwell Bailey, Lead Analyst, Investor Relations Marc Silverberg, ICR (713) 980-6270 IR@hicrush.com